ING PARTNERS, INC.

                       SUPPLEMENT DATED JANUARY 16, 2003
               TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI")
                               DATED MAY 1, 2002


The information in this Supplement updates and amends certain information contained in the May 1, 2002 SAI of ING Partners, Inc. (the "Fund"). You should read this Supplement along with the SAI.

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Reference  to "ING JP Morgan Mid Cap Value" is hereby  deleted from the second bolded paragraph on page 3. The fourth bolded paragraph on page 3 is deleted in its entirety and replaced with the following bolded paragraph:

         WITH RESPECT TO ING JP MORGAN MID CAP VALUE, ING MFS GLOBAL GROWTH AND ING SALOMON BROTHERS CAPITAL ONLY:


The second paragraph on page 12 is deleted in its entirety and replaced with the following:

         CONVERTIBLE   SECURITIES-   Each   Portfolio   may  invest  in
         convertible securities. Convertible securities include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. In evaluating a convertible security, each Sub-adviser will give primary emphasis to the attractiveness of the underlying common stock.


The following paragraph is added to the Fund's SAI following the chart on page 51:

         The Fund may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Fund under which the broker-dealer allocates a portion of the commissions paid by a Portfolio toward the reduction of the Portfolio's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

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The third paragraph under "Description of Shares" on page 51 is deleted in its entirety and replaced with the following:

         Initial Class shares of a Portfolio are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary, or where the qualified retirement plan has assets of $50 million or more. Initial Class shares of a Fund are offered without a sales charge, a shareholder servicing fee or a distribution fee.